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                         As amended through December 13, 1993


                              CERIDIAN CORPORATION
                      DIRECTORS DEFERRED COMPENSATION PLAN
                               (1993 RESTATEMENT)


                                   ARTICLE I
                            Description and Purpose

     Section 1.1    Name.  The name of the Plan is the "Ceridian
Corporation Directors Deferred Compensation Plan 1993 Restatement."

     Section 1.2 Purposes. The purposes of this Plan are to provide a program of post-termination payments to eligible Directors of the Company, to thereby attract and retain qualified persons to serve as Directors and to promote the availability of the experience, interest and loyalty of former Directors following their termination from the Board of Directors.

                                   ARTICLE II
                 Definitions, Construction and Interpretations

     Section 2.1 Definitions. In this instrument, the definitions, rules of construction and interpretations set forth in this Article II shall be applied unless the context otherwise indicates.

          (a) "Board of Directors" means, at any particular time, the then duly elected and acting directors of the Company.

          (b) "Company" means Ceridian Corporation, a Delaware corporation and any successor in interest by way of consolidation, merger, operation of law or otherwise.

          (c) "Credited Service" means the total number of calendar quarters that a Director has served on the Board of Directors or as a Director on the Board of Directors of Commercial Credit Company; provided, that in no case shall a Director earn more than a single credit for any single quarter during which the Director served on the Board of Directors and/or on the Board of Directors of Commercial Credit Company and full calendar quarters during which the Director was an employee of the Company or of a subsidiary of the Company shall not be credited. For purposes of applying the preceding sentence, Credited Service shall be determined on a cumulative basis in whole calendar quarters, with any partial calendar quarters of service being counted as a full calendar quarter; service as a Director on the Board of Directors both before and after the Effective Date shall be taken into account; and service as a director on the Board of Directors of Commercial Credit Company after the Effective Date shall not be taken into account. Credited Service under this Plan shall be limited to no more than forty-eight calendar quarters.



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          (d)  "Director" means a person who is a Director on the Board of
     Directors.

          (e) "Director's Fees" means the amount of the annual cash retainer (or the fair market value at issuance of securities received by such Director in lieu of some or all of such cash retainer) for service as a Director as in effect on the date the Director ceases to be a Director. Directors Fees shall not include the amount of any supplemental retainer received for service as chairperson of a committee of the Board of Directors. [As amended effective December 13, 1993.]

          (f)  "Effective Date" means December 12, 1986.

          (g) "Plan" means the Ceridian Corporation Director Deferred Compensation Plan, as set forth herein, as the same may be from time to time amended.

     Section 2.2 Number and Gender. Wherever appropriate, the singular number may be read as plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

     Section 2.3 Headings. The headings of articles and sections are included solely for convenience and, if there exists any conflict between such headings and the text of the Plan, the text shall control.

     Section 2.4 Governing Law. The place of administration of this Plan shall be conclusively deemed to be within the State of Minnesota, and the validity, construction, interpretation, administration and effect of this Plan and of its rules and regulations and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of Minnesota.

                                  ARTICLE III
                                  Eligibility

     A Director who, as of the date on which he ceases to be a Director, has completed at least twelve calendar quarters of Credited Service, shall be eligible to receive deferred compensation payments under this Plan in the amount, at such time and for the period set forth in Article IV and subject to the conditions set forth in Article V. If, as of the date on which the Director ceases to be a Director, he has completed less than twelve calendar quarters of Credited Service, he shall not be entitled to any deferred compensation payments under this Plan. Notwithstanding the foregoing or any other provision to the contrary, in no event shall any Director who had served as a Director while employed with the Company or a subsidiary or affiliate thereof, be entitled to accrue or receive a benefit under this Plan with respect to his service as a Director following his termination of employment which occurs after June 1, 1988.

                                   ARTICLE IV


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                        Payment of Deferred Compensation

     Section 4.1 Commencement, Frequency, Duration and Amount of Payments. Deferred compensation payments to a Director who has satisfied the eligibility requirement set forth in Article III shall commence on the first business day of the calendar quarter next following the date on which he ceases to be a Director, and shall continue on the first business day of each calendar quarter thereafter until the total number of payments is equal to the number of calendar quarters of the Director's Credited Service. Each payment to the Director shall be in an amount equal to one-fourth of the amount of the Director's Fee applicable to the Director.

     Section 4.2 Payment Suspension. If a Director, who is receiving deferred compensation payments under this Plan, again becomes a Director, payments to him under this Plan shall thereupon be suspended during the period of his renewed status as a Director. Such resumption of Director status shall not affect his right to his deferred compensation payments following his subsequent cessation of Director status. During the period of his renewed Director status, the Director shall earn further Credited Service, but in no case shall more than a total of forty-eight calendar quarters of Credited Service be taken into account under this Plan. Such a Director's deferred compensation payments shall be resumed following his subsequent cessation of Director status in an amount based on the amount of Director's Fee in effect for him as of the date of such subsequent Director status cessation, with the number of quarterly payments to which he is thereafter entitled being reduced by the number of payments made to him prior to his resumption of Director status.

     Section 4.3 Failure to Satisfy Payment Condition. If a Director who is receiving, or is entitled to receive, deferred compensation payments under this Plan fails to satisfy all of the conditions set forth at Article V, he shall forfeit any right to any and all payments that otherwise would have been due from and after the date of his failure to satisfy such condition.

     Section 4.4 Payment in Event of Death. A Director may designate, in the manner prescribed by the Company, the beneficiary or beneficiaries ("Director's Designated Beneficiary") to whom undistributed payments under this Plan shall be paid in the event of his death. Such designation may be changed from time to time by written notice to the Company in such form as the Company may prescribe. Any such designation shall be effective only if it is received by the Company prior to the Director's death. If, upon the death of the Director, no beneficiary designation has been filed with the Company, or if the Director's Designated Beneficiary has predeceased the Director, the Director shall be deemed to have designated as his beneficiary the first of the following categories that is applicable in his case:

          (1)  The Director's surviving spouse; or, if none,
          (2)  The Director's estate, or
          (3) According to intestate succession provided by statute in the state of


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               Director's domicile at the time of Director's death.

     If, upon the death of the Director, the Company commences payment of the undistributed payments to the Director's Designated Beneficiary and such Designated Beneficiary should die, the balance of the undistributed payments shall be paid in a lump sum, discounted to its present value (which value shall be established utilizing the prime rate of interest at Norwest Bank of Minneapolis on the date of the death of the Director's Designated Beneficiary), for distribution to the estate of the deceased Director's Designated Beneficiary.

     The Company's good faith distribution based on its actual knowledge of the existence of a Director's Designated Beneficiary, as specified above, shall be conclusive and binding on all beneficiaries of a Director.

                                   ARTICLE V
                             Conditions of Payment

     Section 5.1. Noncompetition. As a condition of entitlement to deferred compensation payments under this Plan, the Director shall not, following his cessation of Director status and during the period for which amounts are payable to him under this Plan, serve as a director for any corporation which engages in any commercial activity in competition with the Company or any subsidiary or joint venture thereof.

     Section 5.2 Confidentiality. As a condition of entitlement to deferred compensation payments under this Plan, the Director shall not, following his cessation of Director status and during the period for which amounts are payable to him under this Plan, use, publish or otherwise disclose any unpublished or proprietary or confidential information or secrets relating to the Company or any subsidiary or joint venture thereof, or any related business, products or services.

     Section 5.3 Consulting Commitment. As a condition of entitlement to deferred compensation payments under this Plan, the director shall, following his cessation of Director status and during the period for which amounts are payable to him under this Plan, perform such consulting services and special assignments as are reasonably requested by the Chairman of the Board of Directors. In connection with such consulting services and special assignments, the Company shall pay the Director reasonable fees consistent with Company policies and practices for such services in similar circumstances.

                                   ARTICLE VI
                            Amendment or Termination

     Subject to the provisions of Section 8.3, the Board of Directors may, at any time, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Company; provided, however, that no such termination or amendment shall, without the consent of a Director, adversely affect or impair the rights of the Director with



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respect to benefits that the Director had accrued under this Plan as of the date of such termination or amendment.

                                  ARTICLE VII
                                    General

     Section 7.1 Source of Payment. Payments under this Plan shall be made by the Company from its general assets. To the extent a Director or a Director's Beneficiary acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     Section 7.2 Nontransferability. No right or interest of any Director under this Plan shall be assignable or transferable or subject to any lien, directly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge and bankruptcy.

     Section 7.3 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Company, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any such successor or assign shall absolutely and unconditionally assume all of the Company's obligations hereunder.

                                  ARTICLE VIII
                               Change of Control

     Section 8.1 Definitions. For purposes of this Article VIII, the following definitions shall be applied:

          (a)  "Change of Control" shall mean any of the following events:

               (1) merger or consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; or

               (2) the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate of securities of the Company representing twenty percent or more of the total combined voting power of the Company's then issued and outstanding securities by any person or entity, or group of associated persons or entities acting in concert; or

               (3) the sale of all or substantially all of the assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company; or


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               (4)  the stockholders of the Company approve any plan or
          proposal for the liquidation of the Company; or

               (5) a change in the composition of the Board of Directors at any time during any consecutive twenty-four month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent majority of the Board of Directors. For purposes of this clause, "Continuity Directors" means those members of the Board of Directors who either:

               (i) were directors at the beginning of such consecutive twenty-four month period; or

               (ii) were elected by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing
     Board of
                    Directors.

          (b) "Change of Control Termination" shall mean, with respect to a Director, any of the following events occurring within two years after a Change of Control:

               (1) Termination of the Director's service as a Director of the Company for any reason, with or without cause, except for conduct by the Director constituting (i) a felony involving moral turpitude under either federal law of the law of the state of the Company's incorporation or (ii) the Director's willful failure to fulfill his duties as a Director of the Company; provided that for purposes of this clause (ii), an act or failure to act by the Director shall not be "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that the Director's action or omission was in the best interests of the Company; or

               (2) Termination by the Director following a material adverse change in the conditions under which he performs services as a Director.

          For purposes of this Subsection 8.1(b), a "Change of Control Termination" shall not include termination of a Director's service as a Director of the Company within two years after a Change of Control if such termination occurs pursuant to a policy duly adopted by the Board of Directors prior to such Change of Control. [As amended effective December 13, 1993.]

     Section 8.2 Full Vesting. In the event of a Change of Control Termination with respect to a Director, the Director shall acquire a fully vested interest in the benefit which he had theretofore accrued under this Plan based on the number of calendar quarters of his Credited Service as of


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the date of his termination and without regard to the Director's having completed less than twelve calendar quarter of Credited Service, if such be the case.

     Section 8.3 Limitations on Board of Directors' Actions. Notwithstanding the authority granted to the Board of Directors under
Article VI to amend or terminate this Plan, the Board of Directors shall not, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article VIII.

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